New and amended accounting standards and interpretations	12 Months Ended
Jun. 30, 2019
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New and amended accounting standards and interpretations

38    New and amended accounting standards and interpretations

The Group adopted IFRS 9/AASB 9 ‘Financial Instruments’ (IFRS 9) and IFRS 15/AASB 15 ‘Revenue from Contracts with Customers’ (IFRS 15) in these Financial Statements from 1 July 2018. The adoption of other changes to IFRS applicable from 1 July 2018, including IFRIC 22 ‘Foreign Currency Transactions and Advance Consideration’, did not have a significant impact on these Financial Statements.

IFRS 9 Financial Instruments

This standard replaces IAS 39/AASB 139 ‘Financial Instruments: Recognition and measurement’ (IAS 39). It revises the classification and measurement of financial assets and financial liabilities, introduces a forward looking ‘expected credit loss’ impairment model and modifies the approach to hedge accounting. Upon adoption of the new standard on 1 July 2018, the Group adjusted the opening balance sheet, with no restatement of comparatives required. Adoption impacts include:

•	At 1 July 2018, the Group reassessed the classification and measurement of financial assets and liabilities based on the business model by which they are managed and their cash flow characteristics.

Financial assets previously classified as loans and receivables of US$17.7 billion were recategorised as amortised cost. The Group’s available for sale (AFS) shares of US$33 million were designated as fair value through other comprehensive income (FVOCI), while investments in shares after 1 July 2018 will be designated at fair value through profit or loss (FVTPL) or FVOCI on an investment by investment basis.

Other AFS investments of US$47 million were classified as held at FVTPL because they are not investments in shares and their cash flows do not consist solely of payments of principal and interest. The adoption of IFRS 9 has not resulted in any changes to the classification of financial assets held at FVTPL or to the classification or measurement of financial liabilities.

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Financial assets carried at amortised cost are tested for impairment based on expected losses, whereas the previous policy required that impairments were recognised only when there was objective evidence that a credit loss was present. Upon adoption of IFRS 9, an expected credit loss provision of US$7 million against cash and cash equivalents and trade receivables was recognised in retained earnings.

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From 1 July 2018, the Group has applied the amended rules on hedge accounting which enable closer alignment between the Group’s risk management strategy and the accounting outcomes. IFRS 9 broadens the scope of arrangements that may qualify for hedge accounting and allows for simplification of hedge designations. Other changes under the standard mean that hedge effectiveness is only considered on a prospective basis with no set quantitative thresholds and voluntary de-designation of hedges is prohibited.

Certain of the Group’s existing derivatives hedging foreign currency notes and debentures, were in qualifying fair value and cash flow hedge relationships and have been treated as continuing hedges. The opportunity to apply simplified hedge designations under IFRS 9 will continue to be assessed for future hedge relationships. Risks present in the derivative only, such as counterparty credit risk, are not part of the hedge designation and will continue to be recognised through the income statement.

Foreign currency basis has been separately measured as a cost of hedging and movements continue to be recognised in reserves, with US$176 million being reclassified from the cash flow hedging reserve into the cost of hedging reserve on transition. The hedging reserves at transition will continue to be transferred to the income statement over the life of the underlying notes and debentures.

The impact of adopting IFRS 9 on Total equity as at 1 July 2018 is as follows:

US$M
Total equity as at 30 June 2018	60,670
Impairment provision resulting from application of the Expected Credit Loss model	(7)

Total equity as at 1 July 2018	60,663

The table below summarises the change in classification and measurement of financial assets and liabilities upon adoption of IFRS 9 on 1 July 2018.

	Measurement category under IAS 39	Measurement category under IFRS 9
Financial assets
Derivative contracts	FVTPL	FVTPL
Investment in shares	AFS	FVOCI or FVTPL
Other investments	AFS or FVTPL	FVTPL
Cash and cash equivalents	Loans and receivables	Amortised cost
Trade and other receivables	Loans and receivables	Amortised cost
Provisionally priced trade receivables	FVTPL	FVTPL
Loans to equity accounted investments	Loans and receivables	Amortised cost
Financial liabilities
Other financial liabilities	FVTPL	FVTPL
Trade and other payables	Amortised cost	Amortised cost
Provisionally priced trade payables	FVTPL	FVTPL
Bank overdrafts and short-term borrowings	Amortised cost	Amortised cost
Bank loans	Amortised cost	Amortised cost
Notes and debentures	Amortised cost	Amortised cost
Finance leases	Amortised cost	Amortised cost
Other	Amortised cost	Amortised cost

IFRS 15 Revenue from Contracts with Customers

This standard modifies the determination of when to recognise revenue and how much revenue to recognise. Revenue is recognised when control of the promised goods or services passes to the customer. The amount of revenue recognised should reflect the consideration to which the entity expects to be entitled in exchange for those goods or services.

The Group has applied the full retrospective transition approach, resulting in the restatement of comparative information. Comparative information in the consolidated income statement has been restated to reflect changes in the presentation of treatment costs and refining charges (TCRC) included in concentrate sales contracts.

Concentrate sales contracts require the Group to physically deliver concentrate with the contractual sales amount reflecting the final refined metal content delivered, reduced by TCRC. Revenue was previously recognised at the gross value of the final refined metal content delivered with contractually agreed TCRC recorded as an expense. Under IFRS 15, TCRC will instead be recognised as a reduction to revenue, reflecting the consideration that the Group expects to receive from the customer. This will have no net income statement impact as applying this change would have reduced revenue and expenses by US$522 million for the year ended 30 June 2019, US$509 million for the year ended 30 June 2018 and US$395 million for the year ended 30 June 2017, with no impact on profit after tax. This change has no impact on the basic and diluted earnings per ordinary share.

Revenue includes both revenue from contracts with customers, which is recognised under IFRS 15 and provisional pricing adjustments, which are recognised under IFRS 9. Following adoption of IFRS 15 provisional pricing adjustments will be separately disclosed in the notes to these Financial Statements as other revenue. The impact of all other measurement differences identified between IAS 18 and IFRS 15 was immaterial at 1 July 2018.

Issued but not yet effective

The following new accounting standards and interpretations will become effective for future reporting periods and may have a significant impact on the income statement or net assets of the Group.

IFRS 16 Leases

This standard provides a new model for lessee accounting under which all leases, with the exception of short term (under 12 months) and low-value leases, will be accounted for by the recognition on the balance sheet of a right of use asset and a corresponding lease liability. Lease costs will be recognised in the income statement over the lease term in the form of depreciation on the right of use asset and finance charges representing the unwind of the discount on the lease liability.

The standard became effective for the Group from 1 July 2019 and the Group has elected to apply the modified retrospective transition approach, with no restatement of comparative financial information. For existing finance leases, the right of use asset and lease liability on transition will be the IAS 17/AASB 117 ‘Leases’ (IAS 17) carrying amounts as at 30 June 2019.

As allowed by the standard, the Group has elected:

•	except for existing finance leases, to measure the right of use asset on transition at an amount equal to the lease liability (as adjusted for prepaid or accrued lease payments);

•	not to recognise low-value or short term leases on the balance sheet. Costs for these lease arrangements will continue to be expensed;

•	to only recognise, within the lease liability, the lease component of contracts that include non-lease components and other services;

•	to reflect the impairment of right of use assets on transition by adjusting their carrying amounts for onerous lease provisions recognised on the Group balance sheet as at 30 June 2019.

Where the Group is the operator of an unincorporated joint operation and all investors are parties to a lease, the Group will recognise its proportionate share of the lease liability and associated right of use asset. Where the Group is the sole signatory to a lease, and therefore has the sole legal obligation to make lease payments, the lease liability will be recognised in full. Where the associated right of use asset is sub-leased (under a finance sub-lease) to a joint operation, for instance where it is dedicated to a single operation and the joint operation has the right to direct the use of the asset, the Group will recognise its proportionate share of the right of use asset and a net investment in the lease, representing amounts to be recovered from the other parties. If the Group is not party to the lease contract but sub-leases the associated right of use asset it will recognise its proportionate share of the right of use asset and a lease liability which is payable to the operator.

The application of IFRS 16 requires certain significant judgements, estimates and assumptions including whether the Group controls the right to direct the use of assets in certain contractual arrangements, the likelihood of extension and termination options being exercised, the separation and estimation of non-lease components of payments, the identification and valuation of in-substance fixed payments and the determination of the incremental borrowing rate relevant in calculating lease liabilities.

The impact on transition is expected to result in an increase in lease liabilities of approximately US$2.3 billion, right of use assets of US$2.2 billion, and net adjustments to other assets and liabilities of US$0.1 billion. The Group is required to recognise these leases applying the incremental borrowing rate that takes into account the currency, tenor and location of each lease. The weighted average incremental borrowing rate applied to the Group’s additional lease liabilities at 1 July 2019 is 2.1 per cent. The Group will recognise leases entered into after 1 July 2019 using the interest rate implicit in the lease, where this is readily determinable.

The following table provides a reconciliation of the operating lease commitments disclosed in note 32 ‘Commitments’ to the expected total lease liability to be recognised at 1 July 2019:

US$B
Operating lease commitments as at 30 June 2019	1.9
Add: Leases which did not meet the definition of a lease under IAS 17	0.7
Add: Cost of reasonably certain extension options (undiscounted)	0.1
Less: Components excluded from lease liability (undiscounted)	(0.2)
Less: Effect of discounting	(0.2)

Total additional lease liabilities recognised on transition	2.3

Leases recognised under IFRS 16, which did not meet the definition of a lease under IAS 17, relate to freight contracts known as continuous voyage charters (CVCs). The lease asset and liability associated with all index-linked freight contracts, including CVCs, will be remeasured at each reporting date based on the prevailing freight index (Baltic C5 index). Freight indices, which reflect demand and supply for vessels, have shown historic volatility. The accounting for these contracts continues to evolve and the Group is monitoring industry practice.

The Group’s finance lease obligations at 30 June 2019 are currently included in the Group’s net debt (note 19 ‘Net debt’). From 1 July 2019, net debt will include the Group’s total lease liabilities.

The Group has developed lease accounting systems, processes and controls which will be used to account for the Group’s lease contracts following transition. Practical application of the standard continues to develop in a number of areas and the Group will continue to monitor developments and assess any implications for the expected lease liability on transition and post transition accounting.

Other interpretations issued but not yet effective

The adoption of other changes to IFRS applicable from 1 July 2019, including IFRIC 23 ‘Uncertainty over Income Tax Treatments’ is not expected to have a significant impact on these Financial Statements.

A number of other accounting standards and interpretations, along with revisions to the Conceptual Framework for Financial Reporting, have been issued and will be applicable in future periods. While these remain subject to ongoing assessment, no significant impacts have been identified to date. These standards have not been applied in the preparation of these Financial Statements.